UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
 SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 30, 2015

MANNATECH, INCORPORATED
 (Exact Name of Registrant as Specified in its Charter)

Texas	000-24657	75-2508900
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 S. Royal Lane, Suite 200
Coppell, Texas  75019
 (Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code:  (972) 471-7400

(Former name or former address, if change since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective June 30, 2015, S. Mark Nicholls resigned as Chief Financial Officer of Mannatech, Incorporated (the “Company”) for personal reasons.

Effective July 2, 2015 Mr. David Johnson, the Company’s current Controller, has been selected to serve as the Company’s Chief Accounting Officer. Mr. Johnson will be responsible for accounting and finance and serve as the Company’s principal accounting and principal financial officer.

Mr. Johnson, age 45, has been employed with the Company for 2 ½ years. Mr. Johnson has served as the Company’s Controller since July 2013. Prior to joining the Company, Mr. Johnson served as Accounting Manager at Safety-Kleen from 2012 to 2013, Controller at Copart from 2011 to 2012, and Assistant Controller at Dynamex from 2010 to 2011.  In each role, he was responsible for financial reporting, planning and analysis.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MANNATECH, INCORPORATED

Dated: July 2, 2015	By:	/s/ David Johnson
David Johnson, Chief Accounting Officer